JOINDER TO SUBSIDIARY GUARANTY

THIS JOINDER is executed as of March 20, 2008 by the undersigned, each of which hereby agrees as follows:

1.         All capitalized terms used herein and not defined in this Joinder shall have the meanings provided in that certain Subsidiary Guaranty (the “Guaranty”) dated as of April 24, 2007 executed for the benefit of National City Bank, as agent for itself and certain other lenders, with respect to a loan from the Lenders to Associated Estates Realty Corporation (“Borrower”).

2.         As required by the Credit Agreement described in the Guaranty, as such Credit Agreement has been amended by a First Amendment thereto dated as of the date of this Joinder with the consent of all of the Subsidiary Guarantors, each of the undersigned is executing this Joinder to become a party to the Guaranty.

3.         Each and every term, condition, representation, warranty, and other provision of the Guaranty, by this reference, is incorporated herein as if set forth herein in full and the undersigned agrees to fully and timely perform each and every obligation of a Subsidiary Guarantor under such Guaranty.

AERC ARROWHEAD STATION, INC.

By:       /s/ Martin A. Fishman
Name:  Martin A. Fishman
Title:     Vice President
FEIN No. 34-1907368

AERC BAY CLUB, INC.

By:        /s/ Martin A. Fishman
Name:  Martin A. Fishman
Title:     Vice President
FEIN No. 34-1907377

AERC BEDFORD COMMONS, INC.

By:        /s/ Martin A. Fishman
Name:  Martin A. Fishman
Title:     Vice President
FEIN No. 34-1907381

AERC STEEPLECHASE, LLC

By:       AERC Shiloh Member, Inc.
             Its Managing Member

By:        /s/ Martin A. Fishman
Name:  Martin A. Fishman
Title:     Vice President
FEIN No. 34-1907442

AERC WESTCHESTER, INC.

By:        /s/ Martin A. Fishman
Name:  Martin A. Fishman
Title:     Vice President
FEIN No. 34-1907374

ASPEN LAKES - AERC, INC.

By:        /s/ Martin A. Fishman
Name:  Martin A. Fishman
Title:     Vice President
FEIN No. 34-1829742

AERC LANDINGS AT PRESERVE, LLC

By:       AERC Landings, Inc.
             Its Managing Member

By:        /s/ Martin A. Fishman
Name:  Martin A. Fishman
Title:     Vice President
FEIN No. 34-1907440

AERC BENNELL, INC.

By:        /s/ Martin A. Fishman
Name:  Martin A. Fishman
Title:     Vice President
FEIN No. 34-1907398

AERC LAKE FOREST, INC.

By:        /s/ Martin A. Fishman
Name:  Martin A. Fishman
Title:     Vice President
FEIN No. 34-1907417